EXECUTION VERSION


                                 NINTH AMENDMENT
                                       TO
                                CREDIT AGREEMENT


     This NINTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of September 19, 1997, is entered into by and among:

         (1) BEI Electronics, Inc., a Delaware corporation, BEI Sensors & Systems Company, Inc., a Delaware corporation ("BEI Sensors"), Defense
     Systems Company, Inc. a Delaware corporation, and BEI Medical Systems Company, Inc., a Delaware corporation (each a "Prior Borrower" and, collectively, the "Prior Borrowers");

         (2) Each of the financial institutions listed on the signature pages hereof (each a "Lender" and, collectively, the "Lenders");

         (3) CIBC Inc., as agent for the Lenders (the "Agent"); and

         (4) Canadian Imperial Bank of Commerce, as the existing Designated Issuer (the "Existing Designated Issuer").


                                    RECITALS

     A. Reference is made to that certain Credit Agreement dated as of June 1, 1993, as amended by the First Amendment to Credit Agreement dated as of September 3, 1993, as amended by the Second Amendment to Credit Agreement and Limited Waiver dated as of April 1, 1994, as amended by the Third Amendment to Credit Agreement dated as of September 30, 1994, as amended by the Fourth Amendment to Credit Agreement dated as of June 1, 1995, as amended by the Fifth Amendment to Credit Agreement dated as of June 1, 1996, as amended by the Sixth Amendment to Credit Agreement dated as of October 31, 1996, as amended by the Seventh Amendment to Credit Agreement dated as of February 28, 1997, and as amended by the Eighth Amendment to Credit Agreement dated as of July 31, 1997 (as so amended, the "Credit Agreement") by and among the Prior Borrowers, the Lenders, the Agent and the Existing Designated Issuer. Capitalized terms used herein without definition shall have the same meanings herein set forth in the Credit Agreement.

     B. The Prior Borrowers now have requested the Lenders, the Agent and the Existing Designated Issuer to amend the Credit Agreement in certain respects so as to provide that as of the effectiveness of this Amendment, only BEI Sensors shall be permitted to request Borrowings under the Revolving Commitment and shall be obligated thereunder. The Lenders, the Agent and the Existing Designated Issuer are willing to agree to such amendments upon the terms and subject to the conditions set forth in this Amendment.


                                    AGREEMENT

     NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Prior Borrowers, the Agent, the Lenders and the Existing Designated Issuer hereby agree as follows:

     1. Definitions, Interpretation. All capitalized terms defined above and elsewhere in this Amendment shall be used herein as so defined. Unless otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to those terms in the Credit Agreement, as amended by this Amendment.

     2. Credit Agreement Amendments. Subject to the satisfaction of the conditions set forth in paragraph 3 below, the Credit Agreement is hereby amended as follows:

         (a) The introductory paragraph of the Credit Agreement is hereby amended to read in its entirety as follows:

               This Credit Agreement dated as of June 1, 1993 (as amended) is entered into among BEI Sensors & Systems Company, Inc., a Delaware corporation (the "Borrower"), the financial institutions named on the signature pages hereof (each a "Lender" and collectively the "Lenders"), CIBC Inc., as Agent for the Lenders (the "Agent"), and Canadian Imperial Bank of Commerce.

         (b) The definition of "Borrower" and  "Borrowers"  set forth in Section
     1.1 of the Credit Agreement is hereby amended to read in its entirety as follows:

               "Borrower": As defined in the introductory paragraph of this Agreement.

         (c) The definition of "Borrower Guarantor" set forth in Section 1.1 of the Credit Agreement is hereby deleted.

         (d) The definition of "Maturity Date" set forth in Section 1.1 of the Credit Agreement is hereby amended to read in its entirety as follows:

               "Maturity Date": October 31, 1997.

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


         (e) (i) Each reference in the Credit Agreement to "a Borrower", "the Borrowers", "the Borrower or Borrowers", "any Borrower", "any of the Borrowers", "each Borrower", "such Borrower", "such Borrower or Borrowers, "each such Borrower", "each such Borrower or Borrowers" and "the applicable Borrower or Borrowers" is hereby changed to "the Borrower; provided, however, that each reference to "any Borrower" in the definition of "Disclosure Letter", "Employee Benefit Plan" and "Multi-Employer Plan" is hereby changed to "BEI and its consolidated Subsidiaries"; (ii) each reference in the Credit Agreement to "the Borrowers'" is hereby changed to "the Borrower's"; (iii) each reference in the Credit Agreement to "each of their respective" is hereby changed to "its"; and (iv) each reference in the Credit Agreement to "the Borrowers agree", "the Borrowers hereby agree", "the Borrowers desire", "the Borrowers hereby grant", "the Borrowers warrant and represent", "the Borrowers each acknowledge" and each similar reference in which it is suggested that there are multiple Borrowers is hereby changed so that each such reference refers to only a single Borrower.

         (f) Each reference in the Credit Agreement to "for whose account the Letter of Credit was issued" is hereby deleted.

         (g) Clause (b) of the  definition  of  "Interest  Period"  set forth in
     Section 1.1 of the Credit Agreement is hereby amended to read in its entirety as follows:

               (b) the Borrower may not select an Interest Period with respect to any portion of principal of a Eurodollar Rate Loan which extends beyond a date on which the Borrower is required to make a scheduled payment of that portion of principal; and

         (h) Article VIII of the Credit Agreement is hereby deleted and replaced with the word "RESERVED".

     3. Effective Date. The amendments effected by paragraph 2 above shall be effective as of September 19, 1997 (the "Effective Date"), subject to receipt by the Agent on or prior to the date of this Amendment of each of the following, each in form and substance satisfactory to the Agent:

         (a) This Amendment, duly executed by the Prior Borrowers, BEI Sensors, the Lenders, the Agent and the Designated Issuer;

         (b) New Notes, duly executed by BEI Sensors and made payable to each Lender; and

         (c) Evidence satisfactory to the Agent that all corporate and other proceedings taken or to be taken in

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


     connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by the Agent, acting on behalf of the Lenders, and its counsel shall be satisfactory in form and substance to the Agent and such counsel, and the Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as the Agent may reasonably request.

     4. Borrowers' Representations and Warranties. In order to induce the Lenders, the Agent and the Designated Issuer to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, BEI Sensors represents and warrants to the Lenders, the Agent and the Designated Issuer that the following are true and correct on the date of this Amendment and that, after giving effect to the amendments set forth in paragraph 2 above, the following will be true and correct on the Effective Date:

         (a) The representations and warranties of BEI Sensors set forth in the Credit Agreement are true and correct in all material respects;

         (b) No Event of Default or Potential Event of Default has occurred and is continuing; and

         (c) The Credit Agreement is in full force and effect.

     5. Effect of this Amendment. On and after the Effective Date, each reference in the Credit Agreement and any related documents to the Credit Agreement shall mean the Credit Agreement as amended by this Amendment. Except as specifically amended by this Amendment, the Credit Agreement shall remain in full force and effect and is hereby ratified and affirmed. Except as otherwise expressly provided in this Amendment, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power, or remedy of any Lender, the Agent or the Designated Issuer, nor constitute a waiver of any provision of the Credit Agreement or any related documents.

     6. Expenses. BEI Sensors shall pay on demand all reasonable fees and expenses, including reasonable attorneys' fees and expenses, incurred by the Agent in connection with the negotiation, preparation, execution and delivery of this Amendment and all related documents, instruments and agreements.

     7. Counterparts. This Amendment may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

     8. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of California.

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


     IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

PRIOR BORROWERS:                            BEI ELECTRONICS, INC.


                                            By: Robert R. Corr
                                               ---------------------------------

                                            Title: TREASURER
                                                  ------------------------------


                                            BEI SENSORS & SYSTEMS COMPANY, INC.


                                            By: Robert R. Corr
                                               ---------------------------------

                                            Title: TREASURER
                                                  ------------------------------


                                            DEFENSE SYSTEMS COMPANY, INC.


                                            By: Robert R. Corr
                                               ---------------------------------

                                            Title: TREASURER
                                                  ------------------------------


                                            BEI MEDICAL SYSTEMS COMPANY, INC.


                                            By: Robert R. Corr
                                               ---------------------------------

                                            Title: TREASURER
                                                  ------------------------------


NEW BORROWER:                               BEI SENSORS & SYSTEMS COMPANY, INC.


                                            By: Robert R. Corr
                                               ---------------------------------

                                            Title: TREASURER
                                                  ------------------------------

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


LENDERS AND AGENT:                          CIBC INC., Individually and as Agent


                                            By: Cyd A. Petre
                                               ---------------------------------

                                            Title: AUTHORIZED SIGNATORY
                                                  ------------------------------


                                            CANADIAN IMPERIAL BANK of COMMERCE,
                                            as the Designated Issuer


                                            By: Cyd A. Petre
                                               ---------------------------------

                                            Title: AUTHORIZED SIGNATORY
                                                  ------------------------------


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